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                                                                  Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of RTI International Metals, Inc. of our reports dated January 25, 2002 relating to the financial statements and financial statement schedule of RTI International Metals, Inc. which are included in the Annual Report on Form 10-K for the year ended December 31, 2001.

                                                     PRICEWATERHOUSECOOPERS LLP

Pittsburgh, Pennsylvania
June 28, 2002